STOCKHOLDERS' EQUITY	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Equity [Abstract]
Stockholders Equity Note Disclosure [Text Block]

NOTE 4. STOCKHOLDERS’ EQUITY

On April 4, 2014, in a separate follow-on private placement to the September 27, 2013 private placement, the Company issued an additional 13,500,000 shares of its common stock for a purchase price of $0.20 per share for gross proceeds of $2,700,000.

NOTE 5. STOCKHOLDERS’ EQUITY

On September 27, 2013, the Company entered into a stock purchase agreement with King APEX Group II, Ltd. and King APEX Group III, Ltd., which are funds managed by Allied Fortune (HK) Management Ltd, a Hong Kong based funds management company, in connection with a private placement of up to 125,000,000 shares of its common stock at a price of $0.20 per share, for aggregate gross proceeds of up to $25 million. Under the terms of this agreement, a total of 75,000,000 shares at a gross price of $15,000,000 were purchased through December 31, 2013. Cash proceeds after offering expenses were $14,539,082, plus an additional non-cash expense of $50,000 representing additional deferred costs relating to the private placement resulting in net proceeds of $14,489,082.
In connection with the private placement of the Company’s common stock pursuant to the stock purchase agreement mentioned above, the Company also entered into a convertible promissory note conversion agreement on September 27, 2013 with certain holders of its outstanding 10% convertible promissory notes. Pursuant to the note conversion agreement, the Company agreed to issue shares of its common stock to those holders of the notes desiring to convert their convertible notes at the conversion price of $0.20 per share for the cancellation of the outstanding principal amounts under those notes. Certain holders elected to receive, and the Company agreed to make, cash payments on the outstanding principal amounts on their notes in lieu of shares of common stock. In addition, the Company agreed to make cash payments on all the accrued interest due under the notes. As a result of the above, the Company issued 4,510,880 shares and closed on the conversion of $902,176 of aggregate principal of the Company’s outstanding notes. The remaining $152,176 of outstanding principal and all of the accrued interest under the notes of $82,071 have been repaid in full. Additionally in connection with the Company’s private placement, the number of Warrants issued and outstanding to the note holders was set at 5,271,760 shares at an exercise price of $0.20 per share. The warrants will expire on September 27, 2018, if not exercised prior to that date.
As a result of the issuance of the 75,000,000 shares to King APEX Group II, Ltd. and King Apex Group III, Ltd., the two funds under common control collectively own approximately 85.4% of the Company’s outstanding voting shares and Mr. Carpenter now owns approximately 9.5% of the Company’s outstanding voting shares.
On October 30, 2013, the Company amended its Articles of Incorporation to increase the number of authorized shares to 600,000,000 from 100,000,000.